UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 30, 2004

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                0-18348                06-1209796
(State or other                 (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                             Identification No.)


1400 Corporate Center Way, Wellington, Florida                      33414
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4

Item 8.01.        Other Events

         On September 30, 2004, BE Aerospace, Inc. ("B/E") entered into an underwriting agreement, a copy of which is attached hereto as Exhibit 1.1, with Credit Suisse First Boston LLC, UBS Securities LLC, Jefferies Quarterdeck, a division of Jefferies & Company, Inc., and Stephens Inc. (together, the "Underwriters") related to the public offering of 16,000,000 shares of B/E's common stock, par value $.01, at a public offering price of $9.00 per share. B/E also granted the underwriters an option to purchase up to an additional 2,400,000 shares of common stock to cover over-allotments, if any. On October 4, 2004, B/E issued a press release announcing that the Underwriters had exercised in full their right to purchase an additional 2,400,000 shares pursuant to the over-allotment option granted to them.

         On October 6, 2004, pursuant to the underwriting agreement, B/E issued and sold 18,400,000 shares of its common stock. The offering yielded aggregate proceeds to B/E of $157,320,000 after payment of the underwriting discount, but before payment of expenses related to the offering.

Item 9.01.        Financial Statements and Exhibits

    (a)      None
    (b)      None
    (c)      Exhibits.


Exhibit No.                   Description of Exhibits
---------------               ----------------------------
  1.1                         Underwriting Agreement, dated September 30, 2004,
                              among B/E and the Underwriters.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BE AEROSPACE, INC.

                                        By:  /s/ Thomas P. McCaffrey
                                        -------------------------------------
                                        Name:  Thomas P. McCaffrey
                                        Title: Senior Vice President
                                               of Administration and Chief
                                               Financial Officer



Date:    October 6, 2004

                                  EXHIBIT INDEX



Exhibit No.                   Description of Exhibits
---------------               ----------------------------
  1.1                         Underwriting Agreement, dated September 30, 2004,
                              among B/E and the Underwriters.